SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                   FORM 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  February 28, 2003

                             IBERIABANK CORPORATION
                             ----------------------
               (Exact name of Registrant as Specified in Charter)


          Louisiana                        0-25756               72-1280718
          ---------                        -------               ----------
(State or Other Jurisdiction             (Commission          (I.R.S. Employer
      of Incorporation)                  File Number)        Identification No.)


                  200 West Congress, Lafayette, Louisiana 70501
                    (Address of Principal Executive Offices)

                                 (337) 521-4003
               Registrant's telephone number, including area code


                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)      Financial Statements
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         Previously filed on March 3, 2003.


         (b)      Pro Forma Financial Information.
                  -------------------------------

         Unaudited Pro Forma Financial Information reflecting the merger of IBERIABANK Corporation (the "Company") and Acadiana Bancshares, Inc. ("Acadiana") is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Included in such Pro Forma Financial Information are (i) a Condensed Pro Forma Combined Balance Sheet (unaudited) as of December 31, 2002 and (ii) a Condensed Pro Forma Combined Statement of Income (unaudited) for the year ended December 31, 2002.

         The Pro Forma Information is not necessarily indicative of the consolidated financial position or results of future operation of the combined entity or the actual results that would have been achieved had the merger been consummated prior to the period indicated. The Pro Forma Financial Information should be read in conjunction with and is qualified in its entirety by the separate historical consolidated financial statements and notes thereto of the Company included in its Annual Report on Form 10-K for the year ended December 31, 2002 and the historical consolidated financial statements and notes thereto of Acadiana filed in the Company's Current Report on Form 8-K filed March 3, 2003.

         (c)      Exhibits.
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                  Exhibit 99.1:   Pro Forma Combined Financial Information
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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        IBERIABANK CORPORATION



DATE:  May 16, 2003                     By:  /s/  Daryl G. Byrd
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                                             Daryl G. Byrd
                                             President and Chief Executive
                                             Officer